UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 GLENRIDGE CONNECTOR, N.E., SUITE 2000, ATLANTA, GEORGIA	30342
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (404) 890-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer and Appointment of Acting Chief Financial Officer

On May 24, 2010, Mr. Pat Shannon, Executive Vice President and Chief Financial Officer of First Data Corporation (the “Company”), announced his decision to resign his positions. Mr. Shannon agreed to remain employed by the Company through June 30, 2010 to assist in the transition of his duties.

The Company will appoint current Senior Vice President and Controller Ray E. Winborne as the acting Chief Financial Officer of the Company, effective May 25, 2010, until such time that a successor, for which Mr. Winborne will be considered as a candidate, is appointed. He will continue to serve as the Company’s principal accounting officer until such time as a successor is appointed. Mr. Winborne has been the Senior Vice President and Controller of the Company since September 2009. Mr. Winborne was the Senior Vice President-Finance and Controller of Delta Air Lines Inc. from April 2007 to September 2009 and served as the Senior Vice President, CFO Southeast Region for AT&T, Inc. from January 2007 to April 2007. Prior to that time, Mr. Winborne held various positions in the finance group of BellSouth Corporation from January 1999 to December 2006, most recently serving as BellSouth’s Controller. From 1990 to 1999, Mr. Winborne was employed by the public accounting firm PricewaterhouseCoopers, LLP.

The amount of Mr. Winborne’s compensation has not been determined.

Resignation of Named Executive Officers

On May 24, 2010, Ms. Grace Chen Trent, Executive Vice President of the Company, also resigned as an officer of the Company effective June 30, 2010.

Equity Grants and Compensation of Named Executive Officers

On May 19, 2010, the Governance, Compensation and Nominations Committee (the “Committee”) of the Board of Directors of First Data Holdings Inc. (“Holdings”), the parent corporation of the Company, approved the following equity grants and compensation for named executive officers of the Company.

Share Purchase

On May 19, 2010, Joe W. Forehand, Chairman and interim Chief Executive Officer of the Company, purchased 333,333 shares of common stock of Holdings for $1,000,000 and Kevin J. Schultz, Executive Vice President of the Company, purchased 183,333 shares of common stock of Holdings for $550,000 under the 2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates (the “2007 Equity Plan”), which was included as Exhibit 10.5 of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2007, and is incorporated herein by reference.

Restricted Stock Award and Cash Payment

The Committee approved a cash payment of $1,250,000 and granted an award of 1,250,000 shares of restricted stock of Holdings to Edward A. Labry III, Executive Vice President of the Company. The grant was made under the 2007 Equity Plan. The restrictions on the award will lapse upon a qualified public offering, a change in control or other liquidity event as defined in the 2007 Equity Plan and certain termination events as contained in the Form of Restricted Stock Award Agreement (the “Restricted Stock Award”), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The restrictions on a percentage of the shares of restricted stock will also lapse upon a partial sale of the equity of Holdings that does not constitute a change in control per the terms of the Restricted Stock Award and Sale Participation Agreement discussed below. The shares of restricted stock may not be sold or otherwise transferred prior to the lapse of the restrictions.

Performance Options

The Committee also cancelled all performance based options previously granted to Mr. Labry and Mr. Schultz and approved new performance options to purchase shares of common stock of Holdings at $3 per share in the following amounts.

Named Executive Officer	Shares Subject to Grant
Joe W. Forehand	500,000
Edward A. Labry III	5,625,000
Kevin J. Schultz	500,000

The performance options will vest in the following percentages upon achievement of the corresponding EBITDA target in any fiscal year between January 1, 2010 and December 31, 2013, with such other terms as contained in the Form of Stock Option Agreement (the “Stock Option Agreement”), a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. Vesting of the performance based options may be accelerated in accordance with the terms of the 2007 Equity Plan.

EBITDA Target	Vesting Percentage
$2.8 Billion	25%
$3.1 Billion	75%
$3.4 Billion	100%

New Time Based Options

The Committee granted time based options under the 2007 Equity Plan to the following executive officers to purchase the number of shares of common stock of Holdings listed opposite their name at an exercise price of $3 per share.

Named Executive Officer	Shares Subject to Grant
Joe W. Forehand	500,000
Edward A. Labry III	1,875,000
Kevin J. Schultz	293,750

The time based options will vest in five equal annual installments from May 12, 2010 for Mr. Labry and January 1, 2010 for Mr. Forehand and Mr. Schultz with such other terms as are contained in the Stock Option Agreement. Vesting of the time based options may be accelerated in accordance with the terms of the 2007 Equity Plan.

New Strike Price for Existing Options

The Committee also amended the following time based option awards previously granted to executive committee members to lower the exercise price from $5 per share to $3 per share of common stock of Holdings.

Named Executive Officer	Shares Subject to Grant
Edward A. Labry III	3,750,000
Kevin J. Schultz	206,250

All other terms and conditions of the time based options remain the same.

Management Agreements

Mr. Forehand, Mr. Labry, and Mr. Schultz entered into Management Stockholder’s Agreements and Sale Participation Agreements as of May 19, 2010, in substantially the same form as the Form of Management Stockholder’s Agreement, which is included as Exhibit 10.4 to this Current Report on Form 8-K, and the Form of Sale Participation Agreement, which was included as Exhibit 10.8 of the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2007, both of which are incorporated herein by reference. The Management Stockholder’s Agreement provides that, among other matters, the foregoing options and stock, including stock underlying the options, are subject to call rights by Holdings if the executive is no longer employed by the Company, including for Mr. Forehand, no longer serving as a director of the Company. The Sale Participation Agreement provides the executive the right to participate in the sale of shares of Holdings stock by certain entities and requires them to participate in a sale of shares if elected by Holdings under the terms and conditions described therein.

Item 9.01	Financial Statements and Exhibits.

(d)	The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit
10.1	2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates (incorporated by reference to Exhibit 10.5 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

10.2	Form of Restricted Stock Award Agreement.

10.3	Form of Stock Option Agreement.

10.4	Form of Management Stockholder’s Agreement.

10.5	Form of Sale Participation Agreement (incorporated by reference to Exhibit 10.8 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary

Date: May 25, 2010

Exhibit Index

The following is a list of the Exhibits filed with this report.

Exhibit Number	Description of Exhibit
10.1	2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates (incorporated by reference to Exhibit 10.5 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

10.2	Form of Restricted Stock Award Agreement.

10.3	Form of Stock Option Agreement.

10.4	Form of Management Stockholder’s Agreement.

10.5	Form of Sale Participation Agreement (incorporated by reference to Exhibit 10.8 of the Company’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).